Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sterling Banks, Inc. (the "Bank") on Form 10-K for the period ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert H. King, Chief Executive Officer of the Bank, certify, pursuant to 18 U.S.C. ss. 1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

A.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

B.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Bank.

Date:	April 15, 2010	By:

/s/ Robert H. King
Robert H. King, Chief Executive Officer